Exhibit 10.50

LEASE SEVERANCE AND AMENDMENT AGREEMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

VENTAS REALTY, LIMITED PARTNERSHIP

AND

CCP RAWLINS 0481 LLC

LEASE SEVERANCE AND AMENDMENT AGREEMENT

THIS LEASE SEVERANCE AND AMENDMENT AGREEMENT (hereinafter, this “Agreement” ) is dated as of the 7th day of August, 2015 (the “Severance Date”), and is by and among (i) VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “VRLP Lessor”) having an office at 353 N. Clark Street, Suite 3300, Chicago, Illinois 60654, (ii) CCP RAWLINS 0481 LLC, a Delaware limited liability company (together with its successors and assigns, “CCP Lessor”) having an office at 353 N. Clark Street, Suite 2900, Chicago, Illinois 60654, and (iii) KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. VRLP Lessor and Tenant have entered into a certain Second Amended and Restated Master Lease Agreement No. 4 dated as of April 27, 2007 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, renewed, extended or replaced (including, without limitation, pursuant to that certain Agreement Regarding Master Leases No. 2 dated as of December 31, 2014 between VRLP Lessor and Tenant (such agreement, as it may heretofore have been amended, the “December 2014 ARML”)), the “Lease”) demising to Tenant (i) the real property described on Exhibit A attached hereto and made a part hereof, together with the improvements thereon (the “Severed Property”), and (ii) multiple other properties (the “Remaining Properties”).

B. Pursuant to Section 40.15 of the Lease, VRLP Lessor desires to sever the Lease into two (2) leases, one (1) relating to the Severed Property and one (1) relating to the Remaining Properties, on the terms set forth in this Agreement.

C. VRLP Lessor and Tenant further desire to amend the Lease as it will continue to apply to the Remaining Properties after the aforesaid severance in certain other respects, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. The Lease is hereby severed into two (2) leases as follows: (a) contemporaneously herewith, CCP Lessor and Tenant shall enter into that certain Master Lease Agreement No. 2 (the “Severed Property Lease”) bearing even date herewith relating to the Severed Property and (b) the Lease shall continue in full force and effect with respect to the Remaining Properties, and the Severed Property shall be severed from the Lease, in accordance with Section 40.15(b) and the other provisions of Section 40.15 of the Lease (as amended by this Agreement) and with the terms of this Agreement.

3. The Severed Property Lease shall constitute a New Lease (as defined in the Lease) created pursuant to Section 40.15 of the Lease (as amended by this Agreement). Notwithstanding anything to the contrary contained in Section 1.3 of the Severed Property Lease:

(a) Tenant under the Severed Property Lease shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under the Lease, insofar as they relate to the Severed Property subject to the Severed Property Lease, that were not paid, performed and satisfied in full prior to the New Lease Effective Date (as defined in the Severed Property Lease) (and Tenant, in its capacity as the tenant under the Lease, shall also be responsible for the payment, performance and satisfaction of the aforesaid duties, obligations and liabilities not paid, performed and satisfied in full prior to such New Lease Effective Date); and

(b) The tenant under the Severed Property Lease, in its capacity as the tenant under the Severed Property Lease, shall not be responsible for the payment, performance or satisfaction of any duties, obligations and liabilities of the tenant under the Lease, in its capacity as the tenant under the Lease, arising after such New Lease Effective Date (Tenant acknowledges, however, that, because Tenant is both the tenant under the Lease and under the Severed Property Lease as of the New Lease Effective Date, Tenant, as a legal entity, is responsible for such duties, obligations and liabilities under the Lease).

4. Pursuant to Tenant’s request, VRLP Lessor acknowledges that, upon the execution and delivery of the Severed Property Lease and the delivery to CCP Lessor of the lease guaranty relating to the Severed Property Lease required by Section 40.12 of the Severed Property Lease (the “Severed Property Guaranty”), although the lease guaranties which were heretofore delivered to VRLP Lessor relative to the Lease (the “Existing Guaranties”) shall remain in effect, the guarantors thereunder shall not be liable under such Existing Guaranties for the performance of obligations of Tenant under the Severed Property Lease arising on or after such execution and delivery (but the guarantor under the Severed Property Guaranty shall be liable for such obligations under the Severed Property Guaranty).

5. In addition to the amendments and modifications to the Lease that, in accordance with the provisions of Section 40.15(b) and the other provisions of Section 40.15 of the Lease, result from the severance of the Severed Property from the Lease, effective simultaneously with the severance of the Severed Property from the Lease, VRLP Lessor and Tenant hereby further amend the Lease as it continues to apply to the Remaining Properties in the manner provided in Exhibit B attached hereto and made a part hereof.

6. The parties hereto hereby acknowledge that, simultaneously with entry into the Severed Property Lease, CCP Lessor, CCP Wind River 0482 LLC, a Delaware limited liability company (“CCP Wind River Lessor”), CCP Cheyenne 0441 LLC, a Delaware limited liability company (“CCP Cheyenne Lessor”) and Tenant are entering into that certain 2015 Agreement Regarding CCP Master Leases (the “CCP ARML”) bearing even date herewith, and the parties hereto agree that, relative to Sections 6 and 7 of the December 2014 ARML and of the CCP ARML, (a)(i) only VRLP Lessor shall be liable to Tenant for the payment and performance of any obligations of the “Lessor” (as defined in the December 2014 ARML) that arise under any of such Sections and relate to the Remaining Properties, (ii) only CCP Lessor shall be liable to Tenant for the payment and performance of any obligations of the “Lessor” (as defined in the December 2014 ARML) and/or of the “Lessor” (as defined in the CCP ARML) that arise under any of such Sections and relate to the Severed Property and (iii) only CCP Wind River Lessor and CCP Cheyenne Lessor shall be liable to Tenant for the payment and performance of any obligations of the “Lessor” (as defined in the December 2014 ARML) and/or the “Lessor” (as defined in the CCP ARML) that arise under any of such Sections and relate to the facilities commonly known as Kindred Nursing and Rehabilitation-Wind River, Riverton, Wyoming and Kindred Transitional Care and Rehabilitation-Cheyenne, Cheyenne, Wyoming, (b)(i) Tenant shall be liable only to VRLP Lessor for the payment and performance of any obligations of the “Tenant” (as defined in the December 2014 ARML) that arise under any of such Sections and relate to the Remaining Properties, (ii) Tenant shall be liable only to CCP Lessor for the payment and performance of any obligations of the “Tenant” (as defined in the December 2014 ARML) and/or of the “Tenant” (as defined in the CCP ARML) that arise under any of such Sections and relate to the Severed Property and (iii) Tenant shall be liable only to CCP Wind River Lessor and CCP Cheyenne Lessor for the payment and performance of any obligations of the “Tenant” (as defined in the December 2014 ARML) and/or the “Tenant” (as defined in the CCP ARML) that arise under any of such Sections and relate to the aforesaid Kindred Nursing and Rehabilitation-Wind River and Kindred Transitional Care and Rehabilitation-Cheyenne facilities, and (c) in the case of any sale in fee simple to a third party to which Section 6.5 of either the December 2014 ARML or the CCP ARML applies, “Lessor” (as defined in the December 2014 ARML) and “CCP Lessors” (as defined in the CCP ARML) shall be obligated to pay to Tenant, in the aggregate and pursuant to such Sections 6.5, no more than $3,000,000 in the aggregate of the “Net Sale Proceeds” (as defined in the December 2014 ARML and the CCP ARML) for all such sales.

7. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

8. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:	/s/ Cristina E. O’Brien
Name:	Cristina E. O’Brien
Title:	Vice President & Real Estate Counsel

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:	/s/ Cristina E. O’Brien
Name:	Cristina E. O’Brien
Title:	Vice President & Real Estate Counsel

VRLP LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

	By:	/s/ Christian N. Cummings
	Name:	Christian N. Cummings
	Title:	Vice President

CCP LESSOR:

CCP RAWLINS 0481 LLC, a Delaware limited liability company

By:	/s/ Lori B. Wittman
Name:	Lori B. Wittman
Title:	Vice President and Treasurer

Acknowledgments

STATE/COMMONWEALTH OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 5th day of August, 2015, personally came before me Penny Wilkey, a Notary Public in and for said County and State, Cristina O’Brien, who being by me duly sworn, says that he/she is the Vice President and Real Estate Counsel of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him/her on behalf of such corporation by its authority duly given. And the said Cristina O’Brien acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 5th day of August, 2015.

/s/ Penny Wilkey
Notary Public

My Commission Expires:

March 28, 2018
[Notarial Stamp/Seal]

STATE/COMMONWEALTH OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 5th day of August, 2015, personally came before me Penny Wilkey, a Notary Public in and for said County and State, Cristina O’Brien, who being by me duly sworn, says that he/she is the Vice President and Real Estate Counsel of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him/her on behalf of such corporation by its authority duly given. And the said Cristina O’Brien acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 5th day of August, 2015.

/s/ Penny Wilkey
Notary Public

My Commission Expires:

March 28, 2018
[Notarial Stamp/Seal]

STATE/COMMONWEALTH OF ILLINOIS	)
)
COUNTY OF COOK	)

This 7th day of August, 2015, personally came before me Samantha J. Cameron, a Notary Public in and for said County and State, Christian N. Cummings, who being by me duly sworn, says that he/she is the Vice President of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him/her on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Vice President acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 7th day of August, 2015.

/s/ Samantha J. Cameron
Notary Public

My Commission Expires:

October 17, 2017
[Notarial Stamp/Seal]

STATE/COMMONWEALTH OF ILLINOIS	)
)
COUNTY OF COOK	)

This 7th day of August, 2015, personally came before me Samantha J. Cameron, a Notary Public in and for said County and State, Lori B. Wittman, who being by me duly sworn, says that he/she is the Vice President and Treasurer of CCP RAWLINS 0481 LLC, a Delaware limited liability company, and that said writing was signed and sealed by him/her on behalf of such limited liability company by its authority duly given. And the said Vice President and Treasurer acknowledged the said writing to be the act and deed of said limited liability company.

WITNESS my hand and notarial stamp/seal this 7th day of August, 2015.

/s/ Samantha J. Cameron
Notary Public

My Commission Expires:

October 17, 2017
[Notarial Stamp/Seal]

EXHIBIT A

Severed Property

1.	Kindred Nursing and Rehabilitation – Rawlins

542 16th Street

Rawlins, WY 82301-5241

EXHIBIT B

Additional Amendments to Lease

In addition to the amendments and modifications to the Lease that, in accordance with the provisions of Section 40.15(b) and the other provisions of Section 40.15 of the Lease, result from the severance of the Severed Property from the Lease, effective simultaneously with the severance of the Severed Property from the Lease, VRLP Lessor and Tenant hereby further amend the Lease as it continues to apply to the Remaining Properties in the following respects:

(a)	The definition of “Master Lease Leased Properties” contained in Section 2.1 of the Lease is hereby amended and restated in its entirety as follows: ““Master Lease Leased Properties”: The properties that, as of April 27, 2007, were Leased Properties under the Second Amended and Restated Lease, except that, notwithstanding the foregoing or anything to the contrary contained in this Lease, the facilities commonly known as Kindred Nursing and Rehabilitation-Wind River, Riverton, Wyoming (Facility No. 0482), Kindred Transitional Care and Rehabilitation-Cheyenne, Cheyenne, Wyoming (Facility No. 0441) and Kindred Nursing and Rehabilitation-Rawlins, Rawlins, Wyoming (Facility No. 0481) shall not be included in the “Master Lease Leased Properties” for all purposes of this Lease.”

(b)	Notwithstanding anything to the contrary contained (i) in Sections 16.10, 19.1, 25.1.11 and 40.18, (ii) in the definition of “Master Lease Leased Properties” which is contained in the Lease or (iii) elsewhere in the Lease and notwithstanding the characterization of the Severed Property Lease as a “New Lease” under the Lease, for all purposes of the Lease, the “Master Lease Leased Properties” shall not include the Severed Property or those certain facilities commonly known as Kindred Nursing and Rehabilitation-Wind River, Riverton, Wyoming (Facility No. 0482) and Kindred Transitional Care and Rehabilitation-Cheyenne, Cheyenne, Wyoming (Facility No. 0441) and the “ML Leases” shall not include the Severed Property Lease or that certain Master Lease Agreement No. 1 dated as of the Severance Date between CCP Wind River 0482 LLC, CCP Cheyenne 0441 LLC and Tenant or any “Master Lease Leased Properties” (as such term is defined, respectively, in such Severed Property Lease and such Master Lease Agreement No. 1).

(c)	Notwithstanding anything to the contrary contained in the December 2014 ARML, the aggregate amount of “Net Sale Proceeds” payable by “Lessor” (as such terms are defined in the December 2014 ARML) shall be limited as provided in Section 6 of the Lease Severance and Amendment Agreement dated as of the Severance Date between VRLP Lessor, CCP Lessor and Tenant and Section 6 of that certain Lease Severance and Amendment Agreement dated as of the Severance Date between Ventas Realty, Limited Partnership, CCP Wind River 0482 LLC, CCP Cheyenne 0441 LLC, Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc.

(d)	Notwithstanding anything to the contrary contained in the December 2014 ARML, VRLP Lessor and Tenant agree that, in the event any “Compliance Costs” (as defined in Section 7.1 of the CCP ARML) are incurred by Tenant with respect to the “Terminating Leased Properties” under the CCP ARML, the amount of such Compliance Costs shall be aggregated with the “Compliance Costs” (as defined in the December 2014 ARML) incurred by Tenant with respect to the “Terminating Leased Properties” under the December 2014 ARML for purposes of determining whether the $5,000,000 threshold referenced in Section 7.2 of the December 2014 ARML has been reached so that Tenant has the rights set forth in such Section 7.2 of the December 2014 ARML.